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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 10, 1997 appearing on page F-2 of Plains Resources Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                PRICE WATERHOUSE LLP


                                /s/ PRICE WATERHOUSE LLP
                                -------------------------------------


Price Waterhouse LLP
Houston, Texas
December 18, 1997